GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
1. GENERAL

Golar LNG Partners LP (the "Partnership") was formed as an indirect wholly-owned subsidiary of Golar LNG Limited ("Golar") in September 2007 under the laws of the Marshall Islands for the purpose of acquiring the interests in wholly-owned and partially owned subsidiaries of Golar.

In November 2008, Golar transferred to the Partnership interests in certain of its wholly-owned and partially owned subsidiaries that owned a 60% interest in a liquefied natural gas ("LNG") carrier, the Golar Mazo, and which leased the LNG carrier, the Methane Princess, and the floating storage and regasification unit ("FSRU"), the Golar Spirit. During April 2011, Golar contributed to the Partnership the shares of a subsidiary which leased the FSRU, the Golar Winter.

During April 2011, the Partnership completed its initial public offering ("IPO"). In connection with the IPO, (i) the Partnership issued to Golar 23,127,254 common units and 15,949,831 subordinated units, representing a 98% limited partner interest in the Partnership; (ii) the Partnership issued to Golar GP LLC, a wholly-owned subsidiary of Golar and the general partner of the Partnership (the "General Partner"), a 2% general partner interest in the Partnership and 81% of the Partnership's incentive distribution rights ("IDRs"); (iii) the Partnership issued to Golar LNG Energy Limited, a subsidiary of Golar ("Golar Energy"), 19% of the IDRs; (iv) Golar sold 13,800,000 common units to the public in the IPO and received gross proceeds of $310.5 million, all as further described in Note 3.

The transfers and contributions of the subsidiaries holding interests in the Golar Mazo, the Methane Princess and the Golar Spirit in November 2008, and the Golar Winter in April 2011 from Golar to the Partnership are deemed to be a reorganization of entities under common control. As a result, these transactions have been recorded by the Partnership at Golar's historical book values. Accordingly, prior to April 13, 2011 (the closing date of the IPO), Golar LNG Partners LP and its subsidiaries that have interests in four vessels, the Golar Mazo, the Methane Princess, the Golar Spirit and the Golar Winter ("Initial Fleet"), are collectively referred to as the "Combined Entity".

In October 2011 and July 2012, the Partnership acquired from Golar interests in subsidiaries that own and operate the FSRUs, the Golar Freeze and the Nusantara Regas Satu ("NR Satu"), repectively. In addition, in November 2012, the Partnership acquired from Golar interests in subsidiaries that lease and operate the LNG carrier, the Golar Grand. These transactions are also deemed to be a reorganization of entities under common control. As a result, the Partnership's balance sheets, statements of operations, statements of comprehensive income, cash flows and changes in partners' capital/ owners' equity have been retroactively adjusted to include these vessels (herein collectively referred to as the "Dropdown Predecessor") as if the Partnership had acquired these vessels when they began operations under the ownership of Golar. All vessels were under common control for all periods included in these financial statements. The excess of the consideration paid by the Partnership over Golar's historical costs is accounted for as an equity distribution to Golar (refer to Note 25(j)). The effect of adjusting the Partnership's financial statements to account for these common control exchanges is shown below:

	2011			2010
(in thousands of $)	As revised	Amount of change	As reported	As revised	Amount of change	As reported
Time charter revenues	225,452	21,727	203,725	205,808	23,268	182,540
Net income (loss)	95,397	5,873	89,524	63,517	(8,094)	71,611
Equity	298,033	208,069	89,964	376,940	101,680	275,260
Total assets	1,437,813	362,318	1,075,495	1,407,810	271,917	1,135,893
Total liabilities	1,139,780	154,249	985,531	1,030,870	170,237	860,633

The adjustment to total assets in 2011 includes $180.1 million relating to the NR Satu and $130.7 million relating to the Golar Grand which are presented in vessels and equipment and vessels under capital leases net and $45.0 million restricted cash relating to the Golar Grand which is presented in non-current restricted cash. The adjustment to total liabilities in 2011 includes $8.4 million relating to deferred tax benefits on intra-group transfers of long-term assets relating to the NR Satu which are presented in other non-current liabilities and $137.7 million relating to the capital lease obligations in respect of the Golar Grand.

As of December 31, 2012, the Partnership operates a fleet of four FSRUs and three LNG carriers. The Partnership's vessels operate under long-term charter contracts with expiration dates between 2017 and 2024, except for the Golar Grand which operates on a medium-term charter which expires in 2015.

Under the Partnership Agreement, the general partner has irrevocably delegated to the Partnership's board of directors have the power to oversee and direct the operations of, manage and determine the strategies and policies of Golar Partners. During the period from the IPO in April 2011 until the time of the Partnership's first annual general meeting ("AGM") on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of the Partnerhip's board of directors. From the first AGM, four of the seven board members became electable by the common unitholders and accordingly, from this date, Golar no longer retains the power to control the board of directors and, hence, the Partnership. As a result, the Partnership is no longer considered to be under common control with Golar and as a consequence, from December 13, 2012, the Partnership will no longer account for vessel acquisitions from Golar as transfer of equity interests between entities under common control.

As of December 31, 2012, the Partnership's current liabilities exceeded current assets by $62.3 million. Included within current liabilities as of December 31, 2012, are mark-to-market valuations of interest rate swap derivatives of $25.0 million and foreign currency swap derivatives of $20.5 million. The interest rate swaps mature between 2013 and 2018 and the Partnership has no intention of terminating these swaps before their maturity and hence realizing these liabilities. The foreign currency swap matures in 2032, however, the Partnership is considering the termination of this swap in connection with a refinancing of the related debt facility. The currency swap was entered into as a hedge against a foreign currency lease obligation and as such a loss on the swap is in part offset by a lower lease obligation. In addition, current liabilities include deferred drydocking and operating cost revenue of $12.8 million as of December 31, 2012. Deferred drydocking and operating cost revenue pertains to charterhire paid in advance by charterers, thus, no cash outflows are expected for these liabilities.